                                                                  EXHIBIT 10.21

                   LICENSE TO EXPLORE AND OPTION TO PURCHASE



         THIS LICENSE TO EXPLORE AND OPTION TO PURCHASE ("LICENSE") is dated and effective March 21, 1997 by and between Santa Fe Pacific Gold Corporation, a Delaware corporation ("Licensor") and Uranco, Inc., a Delaware corporation ("Licensee").

                                    RECITALS

         A. The property interest which is the subject of this License is described in Exhibit A to this License and shall be referred to as "Licensed Premises" for purposes of this License unless otherwise specified.

         B. Licensor wishes to allow Licensee to explore for uranium on the Licensed Premises, all on the terms and conditions hereinafter set forth.

         C. In consideration for the grant of the License and other valuable consideration, Licensor shall require exploration by Licensee on the Licensed Premises and other designated lands set forth in Exhibit B as to which Licensor has conveyed the uranium estate to Licensee (the "Category II Property"), all on the terms and conditions hereinafter set forth. The Licensed Premises and the Category II Property shall be collectively referred to herein as the "Exploration Property."

         D. Licensor wishes to grant Licensee the option to purchase the mineral estate owned by Licensor, (except coal in place, including development or mining rights related to coal) in the Licensed Premises and to impose on Licensee the obligation to purchase the mineral estate owned by Licensor, (except coal in place, including development or mining rights related to coal) before Licensee obtains any mining permit or performs any activities which would require a mining permit on any portion of the Licensed Premises.


         NOW, THEREFORE, for adequate consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration for the mutual promises of Licensor and Licensee stated in this License, Licensor and Licensee agree as follows:

1.       GRANT OF LICENSE.

         a.      Licensor hereby grants to Licensee, for a term of seventeen
(17) years, commencing on the date of the execution hereof, the exclusive right to explore, sample and test the Licensed Premises for uranium and to use geological, geophysical and geochemical data and interpretive data (except data relating to coal, including the development or mining of coal), which has been provided from Licensor to Licensee.

         b. Licensor does not warrant the title to or quiet possession by Licensee of the Licensed Premises or the uranium or any other minerals on or in the Licensed Premises. Except as provided in that certain Agreement of Santa Fe Pacific Gold Corporation, as Uranco, Inc. Shareholder and Uranium Resources, Inc. dated effective as of March 25, 1997 (the "Shareholder Agreement") and under this License, Licensor shall in no event become liable for damages arising from any lack or failure of title in the Licensor to the Licensed Premises, the inability of Licensee to explore for uranium or eviction of the Licensee from the Licensed Premises for any reason.

         c. The rights of Licensee under this License shall be subject to the right of Licensor to use the Licensed Premises for any and all purposes not detrimental to Licensee's use of the Licensed Premises for the purposes permitted in Paragraph 1 of this License. Licensor may lease to third parties the mineral estate other than uranium on the Exploration Property; provided, however, that except for coal in place, including development or mining rights related to coal, Licensor shall not sell any of the mineral estate on the Exploration Property to any party except Licensee, its successors and assigns until such time as Licensee's right and obligation to purchase the remaining mineral estate is relinquished or terminated pursuant to the terms of this License.

         d. Licensee accepts this License subject to the aforesaid terms and provisions and also subject to the terms and provisions of the deed or deeds by which Licensor reserved the minerals in the Licensed Property and all other grants and encumbrances set forth in Exhibit C to this License.

2.       LICENSEE'S OBLIGATIONS.

         As a part of the consideration for the grant of this License, Licensee agrees:

         a. Assumption of Licensor's Obligations to Others: By commencing operations on any part of the Licensed Premises, Licensee assumes all obligations of Licensor related to or arising out of Licensee's operations, if any, to the surface owner or third party minerals owners of that portion of the Licensed Premises to be affected by such operation(s), and agrees to pay any such third party surface and mineral owners for any and all damages for which it or Licensor would be liable as a result of Licensee's operations. Any amounts which Licensor shall be required to pay to any surface or mineral owners by reason of the action or inaction of Licensee, its agents, employees, subcontractors and representatives, related to or arising out of Licensee's activities, shall be reimbursed to Licensor within thirty (30) days after written demand for reimbursement is made by Licensor upon Licensee.

         b. Approval of Agreements Affecting Licensor: To obtain Licensor's approval of any proposed agreement prior to Licensee entering into any permanent arrangement with any owner of the surface overlying any of the Licensed Premises, which approval will not be unreasonably withheld.

         c. Insurance: To carry and maintain at all times the following insurance coverage which shall name Licensor as an additional named insured:

                 (i) Worker's Compensation including Occupational Disease with a minimum limit liability of $100,000 for Employers Liability or an amount required by the State of New Mexico, whichever is higher;

                 (ii) Comprehensive General Liability with limits not less than $1,000,000 combined single limit, including:

                             (a)  Blanket Contractual Liability
                             (b)  Personal Injury
                             (c)  Independent Contractors
                             (d)  Removal of the "XCU" Exclusions;

                 (iii) Automobile Liability with limits not less than $1,000,000 combined single limit including all owned, non-owned and hired automobiles;

                 (iv) "All Risk" physical damage insurance on all surface facilities,

                 (v) Excess Umbrella Liability coverage with limits of not less than $5 million covering its operations under this License.

         Prior to January 1 of each year during the term, Licensee shall provide to Licensor evidence that the required insurance is in effect.

         d. OPERATIONS IN ACCORDANCE WITH LAW: To comply with all applicable statutes, regulations, rules and orders of all governmental bodies with jurisdiction over the Licensed Premises related to Licensee's operations on the Licensed Premises, regardless of when they become or became effective, including, without limitation, those relating to health, safety, noise, environmental protection, waste disposal, and water and air quality. Licensee shall furnish Licensor with satisfactory evidence of such compliance upon request of Licensor. Should any discharge, leakage, spillage, emission or pollution of any type occur upon or from the Licensed Premises due to Licensee's use and occupance, Licensee, at its expense, shall clean and restore the Licensed Premises to standards equal to or exceeding standards imposed by any governmental body having jurisdiction over the Licensed Premises.

         e. MINING PERMIT: Licensee shall not perform any activities which require a mining permit on any portion of the Licensed Premises until the Purchase Price has been paid and a deed as set forth in Paragraph 4 of this License has been recorded.

         f. DISCHARGE OF LIENS: To discharge, remove, satisfy and take all other action to eliminate and prevent any and all liens and encumbrances, except those existing prior to the date of this License or resulting from taxes not yet due and payable, which attach to or are imposed against any interest owned by Licensor in any portion of the Licensed Premises, that arise out of Licensee's acts or omissions. If any person threatens any action which might result in the imposition or attachment of any such lien or encumbrance, Licensee shall, at its sole expense, take all reasonable action necessary to prevent the imposition or attachment of any such lien or encumbrance. Licensee shall have the right to contest in good faith the imposition of any such lien or encumbrance.

         g. Upon purchase by Licensee pursuant to Section 4 of this License of the remaining mineral estate (except coal in place, including development or mining rights related to coal) in all or a portion of the Licensed Premises, such property purchased shall no longer be subject to the terms of this License, except for the provisions of Section 6 of this License.

3.       MULTIPLE USE.

         a. Licensee shall carry out all activities and operations on the Exploration Property in a manner compatible with the multiple use of the Exploration Property and shall avoid interference with the operations of any third parties who began or begin operations on the Exploration Property before Licensee. If Licensee knowingly encounters any minerals that are owned by a party other than Licensor, Licensee shall report such substances in its semi-annual report to Licensor pursuant to Paragraph 6 of this License and shall take all reasonable steps necessary to prevent any waste of such minerals. If any portion of the Exploration Property is determined to contain any substance owned by a third party, and that third party desires to explore for, develop, mine, remove or process such substance, Licensee shall in good faith attempt to adjust the timing, planning, location and construction of its operations to permit the exploration, development, mining, removing or processing of the substance.

         b. Licensor shall include a provision substantially similar to 3(a) herein in any grant of rights to any third party affecting any part of the Exploration Property to the end that the obligations placed upon Licensee under the terms hereof shall be mutually binding upon Licensee and any party hereafter acquiring an interest in the lands within the Exploration Property.

4.       GRANT OF OPTION TO PURCHASE AND OBLIGATION TO PURCHASE.

         a. The "Spot Price" of uranium as used in this License shall mean that price at which uranium may be purchased for delivery within one year, as reported by TradeTech or its successor in interest or, in the absence of TradeTech or a successor in interest, another accepted industry publication.

         b. At such time as Licensee applies for a mining permit with respect to any of the Licensed Premises or performs any activities which would require a mining permit, Licensor shall have the right to require the Licensee to purchase all of the mineral estate (except coal in place, including development or mining rights related to coal) owned by Licensor in the Licensed Premises which is the subject of a mining permit or activities which would require a mining permit. The purchase price shall be $200 per acre (the "Purchase Price"). Licensee shall purchase such portions of property as entire sections of land, or as much of the section as is licensed pursuant to this License. The Purchase Price shall be paid within 30 days after Licensor gives notice to Licensee that it elects to exercise the option to require purchase. The

Purchase Price shall be increased by the same percentage as the percentage increase in the Spot Price of uranium on the date of Licensor's exercise of such option over $15.80 per pound. Upon payment of the full Purchase Price, Licensor shall (i) execute and deliver to Licensee a deed in the form of Exhibit D attached to this License which shall be made subject to all matters of which Licensor has notice at the time of the conveyance, including but not limited to the instruments set forth in Exhibit C attached to this License, and
(ii) convey title to all geological, geophysical and geochemical data and interpretive data (except data relating to coal, including the development or mining of coal) related to the mineral interests being conveyed.

         c. Licensor grants to Licensee during the term of this License the sole and exclusive option to purchase all of the remaining mineral estate (except coal in place, including development or mining rights related to coal) owned by Licensor in the Licensed Premises, or any part thereof, under the same terms and conditions set forth in Section 4(b) of this Agreement, except that Licensee shall not be obligated to apply for a mining permit before exercising this option.

         d. The exercise of this option as to a part of the Licensed Premises shall not extinguish Licensee's option to thereafter acquire, from time to time, all or any part of the remainder of the Licensed Premises.

5.       EXPLORATION COMMITMENT.

         a. Licensee shall expend not less than $200,000 per year in exploration on the Exploration Property for License Years 1 through 10. Licensee shall expend not less than $400,000 per year on the Exploration Property for License Years 11 through 17. A License Year shall run from the date this License is signed and each anniversary of that date through the day preceding the anniversary date of the signing of this License. A breach of Licensee's obligation to perform the exploration requirements set forth in this Paragraph 5 shall only give rise to a right by Santa Fe to terminate this License and shall not give rise to any other remedies in law or in equity.

         b. Additionally, if the Spot Price for uranium shall exceed $25 per pound for any consecutive twelve-month period, Licensee shall spend on exploration (or pay to Licensor) during the 5 years following an aggregate of $5 million on the Licensed Premises. In the event that the Spot Price for uranium shall exceed $30 per pound for any twelve-month period, Licensee shall commit to spend on exploration (or shall pay Licensor) during the following 5 years an aggregate of $10 million on the Licensed Premises, (All expenditures on exploration required pursuant to this Paragraph 5 shall be referred to herein as the "Exploration Expenditures").

         c. Licensee shall have the right to credit any Exploration Expenditures in one year in excess of required amounts to future years. The requirements for Exploration Expenditures shall be separate from any amounts paid for the purchase of the uranium or mineral estate from Licensor, and any such purchase price shall not be credited toward the Exploration Expenditures.

The obligations in this Section 5 regarding Exploration Expenditures shall terminate upon the termination of this License.

         d. Licensee shall determine the manner, places and means by which Licensee makes Exploration Expenditures. Such Exploration Expenditures shall be made and conducted reasonably in accordance with mining industry standards.

6.       [   *   ]

7.       INSPECTION OF LICENSED PREMISES, BOOKS AND RECORDS OF LICENSEE.

         Licensor or its authorized representatives may enter, during ordinary business hours, into or upon all parts of the Licensed Premises for the purposes of making inspections or visual surveys or taking samples. Licensee shall, at Licensee's cost, assist Licensor or its representatives in the conduct of any inspections, visual surveys or samplings. Licensee shall furnish summary reports to Licensor, including maps, drill hole logs and reports showing all factual data concerning exploration activities on the Exploration Property, including, but not limited to, amounts spent on exploration. Licensee shall furnish such reports at semiannual intervals on January I and July 1 of each year of the License. Each report shall be complete as of the preceding calendar half. Licensee shall maintain complete and accurate books and records of Licensee's activities on or related to the Exploration Property and the exploration or discovery of uranium or other minerals and amounts expended in exploration. Licensor shall have the right to inspect, review and copy, at Licensor's expense, during ordinary business hours, all books and records related to Licensee's activities on the Exploration Property. While Licensee shall faithfully and truthfully report to Licensor the information required by this paragraph, no liability will be incurred by Licensee because of the inaccuracy of any analysis or interpretation of any such information or the inadvertent omission of any information, the omission of which will not make the information furnished substantially misleading. The requirements of this section are not applicable to any portion of the Licensed Premises purchased by Uranco pursuant to this License after the date it is purchased.

-----------------

* Confidential portion consisting of 1 1/2 pages has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

8.       LICENSEE'S INDEMNIFICATION OF LICENSOR.

         a. Licensee shall indemnify, hold harmless and defend Licensor against all liability, cost and expense (including without limitation any fines, penalties, judgments, third party claims, litigation cost and attorney fees) incurred by Licensor as a result of:

                 (i) the use of the Exploration Property by Licensee, its agents, employees or invitees; or any discharge, leakage, spillage, emission or pollution, caused by Licensee's operation on the Licensed Premises, regardless of whether such liability, cost or expense arises during or after the term of this License.

                 (ii)        Licensee's breach of any provision of this License.

         b. Licensee shall pay all amounts due Licensor under this Paragraph within 30 days after any such amounts become due and, upon failure to make such payment within such time, all amounts due shall become a lien upon all property of the Licensee upon the Licensed Premises.

         c. Licensor may post notices of non-liability on the Licensed Premises to the extent that such posting is permitted by applicable law, and Licensee shall not disturb or damage any of Licensor's postings.

9.       LIMITATION ON INDEMNIFICATION.

         a. To the extent, if at all, that a court of competent jurisdiction determines that NMSA 1978, Section 56-7-2 (Repl. Pamp. 1996) applies to any provision of this Agreement, then any and all provisions of indemnification shall not indemnify any indemnitee against loss or damages, for:

                 (i)         death of bodily injury to persons; or

                 (ii)        injury to property; or

                 (iii)       any other loss, damage or expense arising under
                             (i) or (ii) or both; or

                 (iv) any combination of these, arising from the sole or concurrent negligence of the indemnitee or the agents or employees of the indemnitee or any independent contractor who is directly responsible to the indemnitee, or from any accident which occurs in operations carried on at the direction or under the supervision of the indemnitee or an employee or representative of the indemnitee or in accordance with methods and means specified by the indemnitee or employees or representations of the indemnitee.

         b. To the extent, if at all, that a court of competent Jurisdiction determines that NMSA 1978, Section 56-7-1 applies to the indemnification set forth in this License, the indemnification does not apply to liability, claims, damages, losses or expenses, including attorney fees arising out of:

                 (i) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications by the indemnitee, or the agents or employees of the indemnitee; or

                 (ii) the giving of or failure to give directions or instructions by the indemnitee, or the agents or employees of the indemnitee, where such giving or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.

10.      LICENSEE'S OBLIGATIONS UPON SURRENDER.

         Upon expiration, termination or cancellation of this License, Licensee shall surrender the Licensed Premises in good order and condition and with respect to Licensee's operations conducted thereon, in compliance with all governmental laws, ordinances, rules, regulations, requirements and orders affecting conditions or the activities of Licensee on the Licensed Premises, including, but not limited to, those relating to conservation of lands and waters and air and water quality, which are in effect and become effective during the term hereof. Licensee shall have 3 months from the date of expiration, termination or cancellation to remove all its machinery, tools, facilities and improvements from the Licensed Premises; provided, however, that no tools, machinery, facilities or improvements shall be removed while Licensee may be in any manner indebted to Licensor under any obligation imposed by this License. Licensee shall also post appropriate warning signs at or near all surface openings created by it and provide such other safeguards to persons and property.

11.      NOTICES.

         a. Any notice to be given by Licensor to Licensee shall be property served when addressed to Uranco, Inc., c/o Uranium Resources, Inc. at 12750 Merit Drive, Suite 1020, Dallas, Texas 75251, Attn: President or any other address Licensee provides in writing to Licensor.

                 With a copy to Alfred C. Chidester, Baker and Hostetler LLP, 303 East 17th Avenue, Suite 1100, Denver, Colorado 80203-1264.

                 With a copy to J.W. Cooper, Cooper and Cooper, Suite 1550, Frost Bank Plaza, Corpus Christi, Texas 78470.

         b. Any notice to be given by Licensee to Licensor shall be properly served when addressed to Santa Fe Pacific Gold Corporation, 6200 Uptown Boulevard, NE, Suite 400, Albuquerque, New Mexico 87110, Attn: Wayne Jarke or any other address Licensor provides in writing to Licensee.

                 With a copy to Modrall, Sperling, Roehl, Harris & Sisk, P.A.,
P. 0. Box 2168, Albuquerque, New Mexico 87103, Attn: John R. Cooney.

         c. Notices shall be effective upon personal delivery or other receipt by either party.

12.      LICENSEE NOT RELEASED BY TERMINATION.

         No termination, expiration or cancellation of this License shall release Licensee from any liability or obligation under this License, whether of indemnity or otherwise, resulting from or relating to any acts, omissions or events happening prior to the date of termination, expiration or cancellation, except that the requirements to pay Exploration Expenditures terminate upon termination of the License.

13.      EVENTS OF DEFAULT.

         a. If Licensee (i) performs any actions which give rise to the need for a mining permit pursuant to any applicable law without obtaining a mining permit, (ii) releases hazardous substance or waste, as those terms are defined in any applicable federal, state or local law or ordinance, on the Licensed Premises, (iii) contaminates ground or surface water so that it does not meet drinking water standards of applicable law, (iv) causes harm to an endangered species as defined in applicable law, or (v) fails to comply with any term or condition of this License or fulfill any obligation under this License, including without limitation Section 2(d) and Section 3(a) of this License (other than failure to make a payment of money when due), Licensee is in default under the terms of this License. If Licensee fails to cure such default within 30 days after the completion of the conference set forth in
Section 18 herein and the receipt of notice from Licensor specifying the nature of the default, Licensor may cancel this License by written notice to Licensee. If the default cannot be completely corrected within the 30 day period, this License shall not be cancelled, provided Licensee commences correction or mitigation of the default fall within the 30 day period and thereafter proceeds with reasonable diligence and in good faith and effects the remedy as soon as practicable.

         b. In the event correction is not reasonably possible, adequate mitigation satisfactory to Licensor which is commenced and completed pursuant to Section 13a of this License shall be accepted as a cure for default.

         c. If Licensee fails to make any payment of money to Licensor when due, Licensor may cancel this License upon written notice to Licensee and Licensee's failure to pay the full amount due within 30 days after Licensee's receipt of Licensor's notice. In no event shall cancellation be the exclusive remedy of Licensor.

         d. Commercial frustration, commercial impracticability or the occurrence of unforeseen events, rendering performance of this License uneconomical, shall not constitute an excuse of nonperformance of any obligation imposed by this License. In the event Licensor or Licensee is prevented from performing any obligations under this License other than payment of money, by an event or occurrence which is beyond the reasonable control of the prevented party and which cannot reasonably be overcome through the exercise of due diligence, performance of that obligation shall be excused for so long as the effects of the event or occurrence prevent performance.

14.      CONTINUATION OF PERFORMANCE DURING PERIOD OF BREACH.

         Licensor and Licensee shall continue to perform and not withhold performance during periods of breach. Continuation of performance, including the receipt of any payment by a nonbreaching party with knowledge of the breach, shall not constitute a waiver of any rights under this License. Notwithstanding the foregoing, if Licensee breaches this License, Licensor may seek to obtain appropriate judicial action, including restraining orders, injunctions and other decrees, to prevent Licensee from continuing operations on the Licensed Premises which cause or imminently threaten to cause irreparable damage to the Licensed Premises or waste of minerals.

15.      CHOICE OF LAW AND CHOICE OF FORUM.

         This License shall be governed by and construed in accordance with the internal law of the State of New Mexico without giving effect to conflicts of law principles thereof. Licensor and Licensee agree that all litigation arising out of or related to this License for the performance or non-performance of actions contemplated by this License shall be brought in a federal or state court of competent jurisdiction within the state of New Mexico. Licensor and Licensee consent to Jurisdiction of such a court. In any action or proceeding brought to enforce any provision of this License, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

16.      ASSIGNMENT OF LICENSE.

         Licensee shall not assign its rights and/or obligations under this License without the prior written consent of Licensor, which consent shall not be unreasonably withheld.

17.      MODIFICATION OF LICENSE.

         Only written modification of this License duly authorized and signed by Licensor and Licensee shall be effective. No writing shall constitute a modification unless the writing is expressly identified as a modification with specific reference to the provisions of this License to be modified. No modification shall be effective prior to the date the modification is signed by Licensor and Licensee, unless the modification expressly provides.

18.      EXECUTIVE CONFERENCE.

         In the event of any dispute arising between the parties regarding matters set forth in this License, the parties agree that before a request for relief is filed in a court of law or this License is terminated for an Event of Default, an executive from each party with the authority to address and attempt to resolve the dispute will meet in an attempt to reach a resolution of the dispute satisfactory to both parties. This provision shall not be construed to require a meeting with any third parties, such as a mediator or arbitrator.

19.      INTEGRATION CLAUSE.

         This License is entered into by the parties in connection with a transaction involving the transfer of common stock of Licensee owned by Licensor to Uranium Resources, Inc. ("URI") in exchange for common stock of URI, the grant by URI to Licensor of registration rights with respect to the stock of URI to be issued to Licensor, the grant by Licensor to Licensee of a license to explore and an option to purchase in exchange for certain commitments by Licensee, and the guarantee by URI of certain obligations of Licensee to Licensor. In order to effect this transaction, certain of the parties have contemporaneously entered into certain agreements, specifically, the Stock Exchange Agreement and Plan of Reorganization (URI and Licensee), the Agreement of SFPG as Uranco Shareholder and Guarantee of URI (Licensor and
URI); the License to Explore and Option to Purchase (Licensor and Licensee); and the Registration Rights Agreement (Licensor and URI). All of such agreements, together with all exhibits or schedules thereto and documents delivered pursuant thereto, contain the entire agreement among the parties with respect to the contemplated transaction, and shall supersede all previous writings and all previous or contemporaneous oral negotiations, commitments, and understandings.

20.      MEMORANDUM OF LICENSE.

         Contemporaneously with executing this License, Licensor and Licensee shall execute a Memorandum of License setting forth certain provisions of this License, and either party may choose to record such Memorandum.

21.      COUNTERPARTS.

         This License may be executed in any number of counterparts, each of which shall be deemed to be an original.

                                        LICENSOR:

                                        SANTA FE PACIFIC GOLD CORPORATION



                                        By:/s/ Bruce D. Hansen
                                           ------------------------------

                                        Title:   Senior Vice President -
                                                 ------------------------
                                                 Corporate Development
                                                 ------------------------


                                        LICENSEE:

                                        URANCO, INC.


                                        By:/s/ Bruce D. Hansen
                                           ------------------------------

                                        Title:President
                                              ---------------------------

LIST OF EXHIBITS TO BE ATTACHED:


Exhibit A                Description of Licensed Premises
Exhibit B                Description of Category II Property
Exhibit C                Matters to Which the License is Made Subject
Exhibit D                Form of Deed
Exhibit E                Instruments Granting Surface Rights and Retaining
                         Mineral Rights

                                   EXHIBIT A
                  TO LICENSE TO EXPLORE AND OPTION TO PURCHASE
                                CATEGORY 3 LANDS
                               (REVISED 03/10/97)

COMPANY:       GOLD
STATE:         NM
COUNTY:        MCKINLEY

MERIDIAN:        NMPM                                                                                                ACRES
                                                                                                                    -----
                                  Township 17 North, Range 5 West
                                  -------------------------------

Section 5                         LOTS 1-4,S/2 NE/4, S/2 NW/4, SE/4, SW/4                                          639.68
Section 7                         LOTS 1-4, E/2, E/2 W/2                                                           649.16
Section 8                         ALL                                                                              640.00
Section 9                         ALL                                                                              640.00
Section 17                        ALL                                                                              640.00
Section 18                        ALL                                                                              647.16
Section 19                        LOTS 1-4, E/2, E/2 W/2                                                           644.48
Section 20                        ALL                                                                              640.00
Section 21                        ALL                                                                              640.00
Section 28                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 30                        ALL                                                                              641.44
Section 31                        LOTS 1-4, E/2 NW/4, E/2 SW/4, NE/4, SE/4                                         639.76
Section 32                        S/2 SW/4                                                                          80.00
Section 33                        ALL                                                                              640.00

                                  Township 19 North, Range 5 West
                                  -------------------------------

Section 19                        LOTS 1, 2, E/2 NW/4                                                              162.06

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 19                        LOTS 3, 4, E/2 SW/4                                                              162.02
Section 29                        ALL                                                                              640.00
Section 30                        ALL                                                                              645.24
Section 31                        LOTS 1-4, E/2 NW/4, E/2 SW/4, NE/4, SE/4                                         649.04
Section 33                        ALL                                                                              640.00

                                  Township 14 North, Range 6 West
                                  -------------------------------

Section 5                         LOTS 1-8, S/2 N/2, S/2                                                           648.24

                                  Township 15 North, Range 6 West
                                  -------------------------------

Section 5                         LOTS 1, 2, NW/4 NW/4                                                             102.24
Section 6                         LOTS 1, 2, 3, NE/4, NW/4 SE/4, W/2                                               611.13
Section 7                         LOTS 1-4, NE/4 NW/4, W/2 NW/4                                                    237.80
Section 8                         LOT 1                                                                             14.66
Section 15                        LOTS 1-4                                                                         142.76
Section 17                        LOT 1                                                                              4.78
Section 17                        LOTS 2-8, W/2 SE/4                                                               357.96
Section 19                        LOTS 1-4                                                                         114.38
Section 19                        SE/4 SE/4                                                                         40.00
Section 21                        ALL                                                                              640.00
Section 22                        SE/4, W/2                                                                        480.00
Section 23                        ALL                                                                              640.00
Section 27                        ALL                                                                              640.00
Section 29                        LOTS 1-4                                                                          28.00
Section 29                        LOTS 5-8, W/2 E/2, W/2                                                           666.40

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 31                        ALL                                                                              640.00
Section 33                        N-E/4, W/2                                                                       480.00

                                  Township 16 North, Range 6 West
                                  -------------------------------

Section 1                         ALL                                                                              640.00
Section 3                         ALL                                                                              640.00
Section 4                         ALL                                                                              640.00
Section 5                         LOTS 1-4,W/2 E/2, W/2                                                            584.00
Section 5                         LOTS 5-8                                                                          45.16
Section 6                         ALL                                                                              640.00
Section 7                         LOTS 1-4,E/2 NW/4, E/2 SW/4, NE/4, SE/4                                          639.46
Section 8                         ALL                                                                              628.56
Section 9                         ALL                                                                              640.00
Section 10                        ALL                                                                              640.00
Section 11                        ALL                                                                              640.00
Section 13                        ALL                                                                              640.00
Section 14                        NE/4, N/2 SE/4                                                                   240.00
Section 15                        ALL                                                                              640.00
Section 17                        LOTS 1-4, W/2 E/2                                                                267.40
Section 17                        W/2                                                                              320.00
Section 17                        LOTS 5-8                                                                          42.12
Section 18                        ALL                                                                              638.66
Section 19                        LOTS 1-4, E/2 NW/4, E/2 SW/4, NE/4, SE/4                                         639.84
Section 20                        ALL                                                                              632.20

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 21                        W/2                                                                              320.00
Section 21                        NE/4                                                                             160.00
Section 22                        NE/4, W/2                                                                        480.00
Section 23                        ALL                                                                              640.00
Section 25                        LOTS 1-4, N/2, N/2 S/2                                                           521.12
Section 26                        LOTS 1-4, N/2, N/2 S/2                                                           530.20
Section 27                        LOTS 1-4, N/2, N/2 S/2                                                           537.88
Section 28                        N/2, N/2 SE/4                                                                    400.00
Section 29                        LOTS 1-7, W/2 NE/4, NW/4, NW/4 SE/4, N/2 SW/4                                    582.82
Section 29                        LOTS 8-14                                                                        131.60
Section 30                        LOTS 1-6, 9-11, NE/4, E/2 NW/4, N/2 SE/4,
                                           NE/4 SW/4                                                               666.50
Section 31                        ALL                                                                              640.00

                                  Township 17 North, Range 6 West
                                  -------------------------------

Section 1                         LOTS 1-4, S/2 NE/4, S/2 NW/4, SE/4, SW/4                                         640.72
Section 3                         LOTS 1-4, S/2 NE/4, S/2 NW/4, SE/4, SW/4                                         641.12
Section 4                         ALL                                                                              641.12
Section 5                         LOTS 1-7, SW/4 NE/4, S/2 NW/4, W/2 SE/4, SW/4                                    588.88
Section 5                         LOTS 8-11                                                                         43.26
Section 6                         ALL                                                                              641.44
Section 7                         LOTS 1-4, E/2 NW/4, E/2 SW/4, NE/4, SE/4                                         641.00
Section 12                        ALL                                                                              640.00
Section 13                        ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY


                                  Township 18 North, Range 6 West
                                  -------------------------------

Section 1                         LOTS 1-4, S/2 NE/4, S/2 NW/4, SE/4, SW/4                                         640.28
Section 2                         LOTS 1-4                                                                         160.98
Section 3                         LOTS 1-4, S/2 NE/4, S/2 NW/4, SE/4, SW/4                                         640.64
Section 4                         ALL                                                                              640.76
Section 5                         LOTS 1-4, S/2 NE/4, S/2 NW/4, SE/4, SW/4                                         640.80
Section 6                         ALL                                                                              638.76
Section 7                         NE/4, E/2 SE/4                                                                   240.00
Section 8                         ALL                                                                              640.00
Section 9                         ALL                                                                              640.00
Section 11                        ALL                                                                              640.00
Section 13                        W/2 W/2                                                                          160.00
Section 14                        NE/4                                                                             160.00
Section 15                        N/2                                                                              320.00
Section 17                        NE/4, N/2 NW/4                                                                   240.00
Section 27                        ALL                                                                              640.00
Section 28                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 30                        ALL                                                                              633.20
Section 31                        LOTS 1-4, E/2 NW/4, E/2 SW/4, NE/4, SE/4                                         631.76
Section 32                        ALL                                                                              640.00
Section 33                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 36                        N/2, SW/4                                                                        480.00

                                  Township 19 North, Range 6 West
                                  -------------------------------

Section 8                         SE/4                                                                             160.00
Section 13                        ALL                                                                              640.00
Section 14                        ALL                                                                              640.00
Section 15                        ALL                                                                              640.00
Section 17                        ALL                                                                              640.00
Section 18                        ALL                                                                              639.44
Section 19                        LOTS 1-4,-E/2 NW/4, E/2 SW/4, NE/4, SE/4                                         638.88
Section 21                        ALL                                                                              640.00
Section 22                        ALL                                                                              640.00
Section 23                        ALL                                                                              640.00
Section 24                        ALL                                                                              640.00
Section 25                        ALL                                                                              640.00
Section 26                        ALL                                                                              640.00
Section 27                        ALL                                                                              640.00
Section 28                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 30                        ALL                                                                              639.68
Section 31                        LOTS 1-4, E/2 NW/4, E/2 SW/4, NE/4, SE/4                                         639.28
Section 33                        ALL                                                                              640.00
Section 34                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY


                                  Township 15 North, Range 7 West
                                  -------------------------------

Section 12                        N/2 SW/4, SE/4                                                                   240.00
Section 12                        S/2 SW/4, N/2                                                                    400.00

                                  Township 17 North, Range 7 West
                                  -------------------------------

Section 1                         LOTS 1-4, S/2 NE/4, S/2 NW/4, SE/4, SW/4                                         638.68
Section 3                         LOTS 1-4, S/2 NE/4, S/2 NW/4, SE/4, SW/4                                         642.40
Section 4                         ALL                                                                              642.96
Section 5                         LOTS 1-4, S/2 NE/4, S/2 NW/4, SE/4, SW/4                                         643.80
Section 6                         ALL                                                                              635.07
Section 7                         LOTS 1-4, E/2 NW/4, E/2 SW/4, NE/4, SE/4                                         645.36
Section 8                         ALL                                                                              640.00
Section 9                         N/2, SE/4                                                                        480.00
Section 9                         SW/4                                                                             160.00
Section 10                        ALL                                                                              640.00
Section 11                        ALL                                                                              640.00
Section 12                        ALL                                                                              640.00
Section 13                        ALL                                                                              640.00
Section 14                        ALL                                                                              640.00
Section 15                        ALL                                                                              640.00
Section 17                        ALL                                                                              640.00
Section 18                        ALL                                                                              644.24
Section 19                        LOTS 1-4, E/2 NW/4, E/2 SW/4, NE/4, SE/4                                         642.52
Section 20                        ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 21                        ALL                                                                              640.00
Section 22                        ALL                                                                              640.00
Section 23                        ALL                                                                              640.00
Section 24                        ALL                                                                              640.00
Section 25                        ALL                                                                              640.00
Section 26                        N/2 NE/4, SW/4 NE/4, NW/4, S/2                                                   600.00
Section 27                        ALL                                                                              640.00
Section 28                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 30                        ALL                                                                              640.88
Section 31                        LOTS 1-4, E/2 NW/4, E/2 SW/4, NE/4, SE/4                                         640.20
Section 33                        ALL                                                                              640.00
Section 34                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

                                  Township 18 North, Range 7 West
                                  -------------------------------

Section 1                         LOTS 1-4, S/2 NE/4, S/2 NW/4, SE/4, SW/4                                         639.60
Section 3                         LOTS 1-4, S/2 NE/4, S/2 NW/4, S/2                                                636.40
Section 4                         ALL                                                                              635.60
Section 5                         LOTS 1-4, S/2 NE/4, S/2 NW/4, S/2                                                633.38
Section 9                         NW/4                                                                             160.00
Section 19                        LOTS 1-4, E/2 NW/4, E/2 SW/4, E/2                                                642.88
Section 20                        ALL                                                                              640.00
Section 21                        ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 22                        ALL                                                                              640.00
Section 23                        ALL                                                                              640.00
Section 25                        ALL                                                                              640.00
Section 26                        ALL                                                                              640.00
Section 27                        ALL                                                                              640.00
Section 28                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 30                        E/2                                                                              320.00
Section 31                        LOTS 1-4, E/2 NW/4, E/2 SW/4, E/2                                                644.56
Section 32                        ALL                                                                              640.00
Section 33                        ALL                                                                              640.00
Section 34                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

                                  Township 19 North, Range 7 West
                                  -------------------------------

Section 13                        LOTS 1-4, W/2 NE/4, W/2 SE/4, W/2                                                635.96
Section 14                        S/2, NE/4                                                                        480.00
Section 23                        ALL                                                                              640.00
Section 25                        LOTS 1-4, W/2 NE/4, W/2 SE/4, W/2                                                637.88
Section 27                        SE/4                                                                             160.00
Section 29                        ALL                                                                              640.00
Section 31                        LOTS 1-14, NE/4, E/2 NW/4                                                        692.02
Section 33                        N/2                                                                              320.00
Section 33                        LOTS 1-12                                                                        362.88

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 34                        ALL                                                                              669.80
Section 35                        LOTS 1-4, N/2 SE/4, N/2 SW/4, N/2                                                657.80

                                  Township 20 North, Range 7 West
                                  -------------------------------

Section 22                        ALL                                                                              640.00
Section 26                        ALL                                                                              640.00
Section 27                        ALL                                                                              640.00
Section 34                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

                                  Township 17 North, Range 8 West
                                  -------------------------------

Section 1                         LOTS 1-4, S/2 N/2, S/2                                                           639.60
Section 2                         ALL                                                                              639.04
Section 3                         LOTS 1-4, S/2 N/2, S/2                                                           637.12
Section 5                         LOTS 1-4, S/2 N/2, S/2                                                           636.88
Section 7                         LOTS 1-4, E/2 W/2, E/2                                                           637.56
Section 9                         ALL                                                                              640.00
Section 10                        ALL                                                                              640.00
Section 11                        ALL                                                                              640.00
Section 12                        ALL                                                                              640.00
Section 13                        ALL                                                                              640.00
Section 14                        ALL                                                                              640.00
Section 15                        ALL                                                                              640.00
Section 21                        ALL                                                                              640.00
Section 22                        ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 23                        ALL                                                                              640.00
Section 24                        ALL                                                                              640.00
Section 25                        ALL                                                                              640.00
Section 26                        ALL                                                                              640.00
Section 27                        ALL                                                                              640.00
Section 28                        ALL                                                                              640.00
Section 33                        ALL                                                                              640.00
Section 34                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

                                  Township 18 North, Range 8 West
                                  -------------------------------

Section 13                        ALL                                                                              640.00
Section 15                        ALL                                                                              640.00
Section 17                        ALL                                                                              640.00
Section 18                        LOTS 1-4, E/2, E/2 W/2                                                           637.40
Section 19                        LOTS 1-4, E/2, E/2 W/2                                                           638.18
Section 20                        ALL                                                                              640.00
Section 21                        ALL                                                                              640.00
Section 22                        ALL                                                                              640.00
Section 23                        ALL                                                                              640.00
Section 24                        ALL                                                                              640.00
Section 25                        ALL                                                                              640.00
Section 26                        ALL                                                                              640.00
Section 27                        ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 28                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 30                        ALL                                                                              638.66
Section 31                        LOTS 1-4, E/2 W/2, E/2                                                           628.48
Section 32                        ALL                                                                              640.00
Section 33                        ALL                                                                              640.00
Section 34                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

                                  Township 19 North, Range 8 West
                                  -------------------------------

Section 4                         ALL                                                                              621.87
Section 5                         LOTS 1-7, S/2 NE/4, SE/4 NW/4, SE/4, E/2 SW/4                                    656.01
Section 6                         ALL                                                                              624.29
Section 7                         LOTS 1-7, NE/4, E/2 NW/4, N/2 SE/4, NE/4 SW/4                                    616.89
Section 8                         ALL                                                                              647.46
Section 9                         LOTS 1-4, E/2 NW/4                                                               209.56
Section 17                        ALL                                                                              640.00
Section 21                        NE/4, N/2 SE/4, W/2                                                              560.00

                                  Township 20 North, Range 8 West
                                  -------------------------------

Section 5                         LOTS 1-4, S/2 N/2, S/2                                                           642.00
Section 6                         ALL                                                                              639.60
Section 7                         LOTS 1-4, E/2 W/2, E/2                                                           641.08
Section 8                         ALL                                                                              640.00
Section 17                        ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 18                        ALL                                                                              642.52
Section 19                        LOTS 1-4, E/2 W/2, E/2                                                           642.64
Section 20                        ALL                                                                              640.00
Section 21                        ALL                                                                              640.00
Section 28                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 30                        ALL                                                                              640.64
Section 31                        LOTS 1-4, E/2 W/2, E/2                                                           644.44
Section 33                        ALL                                                                              640.00

                                  Township 16 North, Range 9 West
                                  -------------------------------

Section 18                        ALL                                                                              620.56
Section 20                        ALL                                                                              640.00

                                  Township 17 North, Range 9 West
                                  -------------------------------

Section 1                         LOTS 1-11, SW/4 NE/4, S/2 NW/4, W/2 SE/4, SW/4,                                  675.87
                                  LESS 11.928 ACRES IN NW/4 SW/4 AND W/2 NW/4
Section 1                         11.928 ACRES IN NW/4 SW/4 AND W/2 NW/4                                            11.93
Section 3                         LOTS 1-4, S/2 N/2, S/2                                                           637.44
Section 4                         ALL                                                                              637.92
Section 5                         ALL                                                                              637.44
Section 6                         ALL                                                                              628.36
Section 7                         LOTS 1-4, E/2 W/2, E/2                                                           628.64
Section 8                         ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 9                         ALL                                                                              640.00
Section 10                        ALL                                                                              640.00
Section 11                        NE/4                                                                             160.00
Section 11                        NW/4, S/2                                                                        480.00
Section 13                        LOTS 1-8, W/2 E/2, W/2                                                           686.12
Section 14                        ALL                                                                              640.00
Section 15                        ALL                                                                              640.00
Section 17                        ALL                                                                              640.00
Section 18                        ALL                                                                              632.56
Section 19                        LOTS 1-4, E/2, E/2 W/2                                                           636.16
Section 20                        ALL                                                                              640.00
Section 21                        ALL                                                                              640.00
Section 22                        ALL                                                                              640.00
Section 23                        ALL                                                                              640.00
Section 24                        ALL                                                                              686.68
Section 25                        LOTS 1-8, W/2 E/2, W/2                                                           688.28
Section 26                        ALL                                                                              640.00
Section 27                        ALL                                                                              640.00
Section 28                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00

                                  Township 18 North, Range 9 West
                                  -------------------------------

Section 1                         LOTS 1-4, S/2 N/2, S/2                                                           640.36
Section 3                         LOTS 1-4, S/2 N/2, S/2                                                           639.76

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 5                         LOTS 1-4, S/2 N/2, S/2                                                           638.88
Section 6                         ALL                                                                              664.77
Section 7                         LOTS 1-4, E/2 W/2, E/2                                                           669.40
Section 8                         ALL                                                                              640.00
Section 9                         S/2                                                                              320.00
Section 9                         N/2                                                                              320.00
Section 11                        ALL                                                                              640.00
Section 13                        ALL                                                                              640.00
Section 15                        ALL                                                                              640.00
Section 17                        N/2                                                                              320.00
Section 17                        S/2                                                                              320.00
Section 18                        LOTS 1, 2, NE/4, E/2 NW/4                                                        336.17
Section 18                        LOTS 3, 4, SE/4, E/2 SW/4                                                        337.23
Section 19                        LOTS 1-4, E/2 W/2, E/2                                                           677.92
Section 21                        ALL                                                                              640.00
Section 23                        ALL                                                                              640.00
Section 25                        ALL                                                                              640.00
Section 27                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 30                        LOTS 1-4, E/2 W/2, E/2                                                           682.32
Section 31                        LOTS 1-4, E/2, E/2 W/2                                                           686.44
Section 33                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY


                                  Township 19 North, Range 9 West
                                  -------------------------------

Section 1                         LOTS 1-4, S/2 N/2, S/2                                                           639.08
Section 4                         ALL                                                                              641.44
Section 5                         LOTS 1-4, S/2 N/2, S/2                                                           642.28
Section 6                         ALL                                                                              645.29
Section 7                         LOTS 1-4, E/2, E/2 W/2                                                           646.72
Section 8                         ALL                                                                              640.00
Section 9                         ALL                                                                              640.00
Section 17                        ALL                                                                              640.00
Section 18                        ALL                                                                              649.92
Section 19                        LOTS 1-4, E/2, E/2 W/2                                                           653.84
Section 20                        ALL                                                                              640.00
Section 21                        ALL                                                                              640.00
Section 28                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 30                        LOTS 3, 4, E/2, E/2 W/2                                                          569.41
Section 31                        LOTS 1-4, E/2, E/2 W/2                                                           661.76
Section 33                        ALL                                                                              640.00

                                  Township 20 North, Range 9 West
                                  -------------------------------

Section 1                         LOTS 1-4, S/2 N/2, S/2                                                           641.04
Section 2                         NW/4 SE/4, S/2 SE/4                                                              120.00
Section 3                         LOTS 1-4, S/2 N/2, S/2                                                           643.40
Section 5                         LOTS 1-4, S/2 N/2, SE/4                                                          483.76

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 7                         LOTS 3, 4, E/2 SW/4                                                              154.64
Section 10                        ALL                                                                              640.00
Section 11                        ALL                                                                              640.00
Section 12                        ALL                                                                              640.00
Section 13                        ALL                                                                              640.00
Section 14                        ALL                                                                              640.00
Section 15                        ALL                                                                              640.00
Section 17                        S/2                                                                              320.00
Section 18                        LOTS 1-4, SE/4, E/2 W/2                                                          471.32
Section 19                        LOTS 1-4, E/2, E/2 W/2                                                           634.60
Section 20                        S/2                                                                              320.00
Section 20                        N/2                                                                              320.00
Section 21                        ALL                                                                              640.00
Section 22                        ALL                                                                              640.00
Section 23                        ALL                                                                              640.00
Section 24                        ALL                                                                              640.00
Section 25                        ALL                                                                              640.00
Section 26                        ALL                                                                              640.00
Section 27                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 31                        LOTS 1-4, E/2, E/2 W/2                                                           640.36
Section 33                        ALL                                                                              640.00
Section 34                        ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 35                        ALL                                                                              640.00

                                  Township 16 North, Range 10 West
                                  --------------------------------

Section 3                         ALL                                                                              625.92
Section 11                        ALL                                                                              640.00
Section 13                        ALL                                                                              640.00

                                  Township 17 North, Range 10 West
                                  --------------------------------

Section 1                         LOTS 1-4, S/2 N/2, S/2                                                           639.44
Section 2                         LOTS 1-4, S/2 N/2, S/2                                                           638.56
Section 3                         LOTS 1-4, S/2 N/2, S/2                                                           638.08
Section 4                         LOTS 1-4, S/2 N/2, S/2                                                           638.48
Section 5                         LOTS 1-4, S/2 N/2, S/2                                                           638.72
Section 6                         LOTS 1-7, S/2 NE/4, SE/4 NW/4, SE/4, E/2 SW/4                                    636.95
Section 7                         LOTS 1-4, E/2 W/2, E/2                                                           637.76
Section 8                         ALL                                                                              640.00
Section 9                         ALL                                                                              640.00
Section 10                        ALL                                                                              640.00
Section 11                        ALL                                                                              640.00
Section 12                        ALL                                                                              640.00
Section 13                        ALL                                                                              640.00
Section 14                        ALL                                                                              640.00
Section 15                        ALL                                                                              640.00
Section 17                        ALL                                                                              640.00
Section 18                        LOTS 1-4, E/2 W/2, E/2                                                           638.32

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY


Section 23                        ALL                                                                              640.00
Section 24                        ALL                                                                              640.00
Section 30                        LOT 4, SE/4 SW/4, S/2 SE/4                                                       160.09
Section 33                        ALL                                                                              640.00
Section 34                        S/2, SE/4 NW/4, W/2 NW/4, SE/4 NE/4                                              480.00

                                  Township 18 North, Range 10 West
                                  --------------------------------

Section 1                         ALL                                                                              622.23
Section 3                         ALL                                                                              629.36
Section 4                         LOTS 1, 2, S/2 NE/4, SE/4                                                        316.90
Section 5                         ALL                                                                              639.76
Section 6                         ALL                                                                              621.18
Section 7                         ALL                                                                              621.52
Section 8                         ALL                                                                              640.00
Section 9                         ALL                                                                              640.00
Section 10                        SW/4                                                                             160.00
Section 10                        N/2, SE/4                                                                        480.00
Section 11                        ALL                                                                              640.00
Section 12                        ALL                                                                              648.29
Section 13                        LOTS 3, 4, W/2 SE/4, SW/4                                                        323.12
Section 13                        LOTS 1, 2, W/2 NE/4, NW/4                                                        323.12
Section 14                        N/2                                                                              320.00
Section 14                        S/2                                                                              320.00
Section 15                        N/2                                                                              320.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY


Section 15                        S/2                                                                              320.00
Section 17                        N/2                                                                              320.00
Section 17                        S/2 NORTH OF NM STATE HWY 57                                                     162.60
Section 17                        S/2 SOUTH OF NM STATE HWY 57                                                     157.40
Section 19                        LOTS 1-4, E/2 W/2, E/2                                                           626.88
Section 21                        ALL                                                                              640.00
Section 22                        E/2, SW/4                                                                        480.00
Section 22                        SE/4 NW/4                                                                         40.00
Section 23                        ALL                                                                              640.00
Section 24                        LOTS 1-4, W/2 E/2, W/2                                                           642.86
Section 25                        LOTS 1-4, W/2 E/2, W/2                                                           639.56
Section 26                        ALL                                                                              640.00
Section 27                        ALL                                                                              640.00
Section 28                        E/2                                                                              320.00
Section 28                        W/2                                                                              320.00
Section 29                        ALL                                                                              640.00
Section 30                        LOTS 1-4, E/2 W/2, E/2                                                           631.20
Section 31                        LOTS 1-4, E/2 W/2, E/2                                                           635.04
Section 33                        ALL                                                                              640.00
Section 34                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

                                  Township 19 North, Range 10 West
                                  --------------------------------

Section 1                         ALL                                                                              639.60

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 3                         ALL                                                                              638.72
Section 4                         ALL                                                                              639.00
Section 5                         ALL                                                                              639.32
Section 6                         ALL                                                                              636.84
Section 7                         ALL                                                                              637.52
Section 8                         ALL                                                                              640.00
Section 9                         ALL                                                                              640.00
Section 10                        N/2 N/2, SE/4 NE/4, SW/4 NW/4, NE/4 SE/4, NW/4                                   480.00
                                  SW/4, S/2 S/2
Section 11                        ALL                                                                              640.00
Section 12                        ALL                                                                              640.00
Section 13                        ALL                                                                              640.00
Section 14                        ALL                                                                              640.00
Section 15                        ALL                                                                              640.00
Section 17                        ALL                                                                              640.00
Section 18                        ALL                                                                              637.32
Section 19                        ALL                                                                              637.92
Section 20                        ALL                                                                              640.00
Section 21                        ALL                                                                              640.00
Section 22                        ALL                                                                              640.00
Section 23                        ALL                                                                              640.00
Section 24                        ALL                                                                              640.00
Section 25                        ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 26                        NW/4 SE/4, S/2 SE/4, SW/4                                                        280.00
Section 26                        N/2, NE/4 SE/4                                                                   360.00
Section 27                        ALL                                                                              640.00
Section 28                        NE/4, N/2 SE/4, SW/4 SE/4, W/2                                                   600.00
Section 29                        ALL                                                                              640.00
Section 30                        ALL                                                                              637.68
Section 31                        ALL                                                                              637.32
Section 33                        ALL                                                                              640.00
Section 34                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

                                  Township 20 North, Range 10 West
                                  --------------------------------

Section 3                         ALL, EXCEPT 50.20 ACRES IN THE NE/4 LYING                                        592.96
                                  NORTHEASTERLY OF THE 6400' ELEVATION
                                  CONTOUR LINE, DESCRIBED IN QUITCLAIM
                                  DEED DATED 3/3/1987 TO USA
Section 4                         ALL                                                                              642.00
Section 5                         ALL                                                                              641.48
Section 7                         ALL                                                                              638.28
Section 8                         ALL                                                                              640.00
Section 9                         ALL                                                                              640.00
Section 10                        ALL                                                                              640.00
Section 11                        ALL                                                                              640.00
Section 12                        ALL, EXCEPT 192.4 ACRES IN N/2 AND SE/4                                          447.60
                                  LYING NORTHEASTERLY OF THE 6400'
                                  ELEVATION CONTOUR LINE, DESCRIBED IN
                                  QUITCLAIM DEED DATED 3/3/1987 TO USA

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 13                        ALL                                                                              640.00
Section 14                        ALL                                                                              640.00
Section 15                        ALL                                                                              640.00
Section 17                        ALL                                                                              640.00
Section 18                        ALL                                                                              638.84
Section 19                        ALL                                                                              638.92
Section 21                        ALL                                                                              640.00
Section 22                        ALL                                                                              640.00
Section 23                        ALL                                                                              640.00
Section 24                        ALL                                                                              640.00
Section 25                        ALL                                                                              640.00
Section 26                        ALL                                                                              640.00
Section 27                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 31                        ALL                                                                              637.40
Section 33                        ALL                                                                              640.00
Section 34                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

                                  Township 18 North, Range 11 West
                                  --------------------------------

Section 1                         ALL                                                                              639.36
Section 3                         ALL                                                                              638.32
Section 4                         ALL                                                                              639.04
Section 5                         ALL                                                                              638.80

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 6                         ALL                                                                              636.64
Section 7                         ALL                                                                              637.84
Section 8                         ALL                                                                              640.00
Section 9                         ALL                                                                              640.00
Section 10                        ALL                                                                              640.00
Section 11                        ALL                                                                              640.00
Section 12                        ALL                                                                              640.00
Section 13                        ALL                                                                              640.00
Section 14                        ALL                                                                              640.00
Section 15                        ALL                                                                              640.00
Section 17                        ALL                                                                              640.00
Section 19                        ALL                                                                              639.36
Section 20                        ALL                                                                              640.00
Section 21                        ALL                                                                              640.00
Section 22                        ALL                                                                              640.00
Section 23                        ALL                                                                              640.00
Section 24                        SW/4                                                                             160.00
Section 25                        ALL                                                                              640.00
Section 26                        ALL                                                                              640.00
Section 27                        ALL                                                                              640.00
Section 28                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 30                        ALL                                                                              638.40

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 31                        ALL                                                                              638.80
Section 33                        ALL                                                                              640.00
Section 34                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

                                  Township 19 North, Range 11 West
                                  --------------------------------

Section 1                         ALL                                                                              639.76
Section 3                         ALL                                                                              638.68
Section 4                         ALL                                                                              639.20
Section 5                         ALL                                                                              639.88
Section 6                         ALL                                                                              636.80
Section 7                         ALL                                                                              637.88
Section 8                         ALL                                                                              640.00
Section 9                         ALL                                                                              640.00
Section 12                        ALL                                                                              640.00
Section 13                        ALL                                                                              640.00
Section 14                        ALL                                                                              640.00
Section 21                        ALL                                                                              640.00
Section 22                        ALL                                                                              640.00
Section 23                        ALL                                                                              640.00
Section 24                        ALL                                                                              640.00
Section 25                        ALL                                                                              640.00
Section 26                        NE/4, N/2 NW/4, SE/4 NW/4, S/2                                                   600.00
Section 27                        ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 28                        ALL                                                                              640.00
Section 33                        ALL                                                                              640.00
Section 34                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

                                  Township 20 North, Range 11 West
                                  --------------------------------

Section 1                         ALL                                                                              642.56
Section 3                         ALL                                                                              642.32
Section 4                         ALL                                                                              643.16
Section 5                         ALL                                                                              643.64
Section 6                         ALL                                                                              644.20
Section 7                         ALL                                                                              639.16
Section 8                         ALL                                                                              640.00
Section 9                         ALL                                                                              640.00
Section 10                        NW/4, S/2                                                                        480.00
Section 10                        NE/4                                                                             160.00
Section 11                        ALL                                                                              640.00
Section 12                        S/2                                                                              320.00
Section 12                        N/2                                                                              320.00
Section 13                        ALL                                                                              640.00
Section 14                        ALL                                                                              640.00
Section 15                        ALL                                                                              640.00
Section 17                        ALL                                                                              640.00
Section 18                        ALL                                                                              638.40

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 19                        ALL                                                                              637.32
Section 20                        ALL                                                                              640.00
Section 21                        ALL                                                                              640.00
Section 22                        S/2, NW/4, S/2 NE/4, NW/4 NE/4                                                   600.00
Section 23                        E/2, SW/4, E/2 NW/4, SW/4 NW/4, E/2 NW/4 NW/4                                    620.00
Section 24                        ALL                                                                              640.00
Section 25                        ALL                                                                              640.00
Section 26                        N/2, SW/4, W/2 SE/4                                                              560.00
Section 27                        ALL                                                                              640.00
Section 28                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 30                        ALL                                                                              636.12
Section 31                        ALL                                                                              635.16
Section 33                        ALL                                                                              640.00
Section 34                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00

                                  Township 20 North, Range 13 West
                                  --------------------------------

Section 1                         LOTS 1-4, S/2 N/2, S/2                                                           641.74
Section 3                         LOTS 1-4, S/2 N/2, S/2                                                           643.20
Section 5                         LOTS 1-4, S/2 N/2, S/2                                                           648.22
Section 7                         LOTS 1, 3, 4, NE/4 NW/4, E/2 SW/4, SE/4, N/2 NE/4,                               529.57
                                  SE/4 NE/4, E/2 SW/4 NE/4
Section 9                         ALL                                                                              640.00

COMPANY:         GOLD
STATE:           NM
COUNTY:          MCKINLEY

Section 11                        ALL                                                                              640.00
Section 13                        ALL                                                                              640.00
Section 15                        ALL                                                                              640.00
Section 17                        ALL                                                                              640.00
Section 19                        LOTS 1-4,.E/2 W/2, E/2                                                           622.34
Section 21                        ALL                                                                              640.00
Section 23                        ALL                                                                              640.00
Section 25                        ALL                                                                              640.00
Section 27                        ALL                                                                              640.00
Section 29                        ALL                                                                              640.00
Section 31                        LOTS 1-4, E/2 W/2, E/2                                                           621.18
Section 33                        ALL                                                                              640.00
Section 35                        ALL                                                                              640.00
                                                                                                             ------------

         GRAND TOTAL                                                                                           344,323.88

                                                                   EXHIBIT 10.21

                                   EXHIBIT B


                  TO LICENSE TO EXPLORE AND OPTION TO PURCHASE
                                CATEGORY 2 LANDS
                               (REVISED 03/13/97)

COMPANY:  GOLD
STATE:    NM
COUNTY:   McKINLEY

MERIDIAN: NMPM                                                        ACRES
                                                                      -----
                      Township 14 North, Range 8 West
                      -------------------------------

Section    10       All                                               640.00

                       Township 13 North, Range 10 West
                       --------------------------------

Section    5        Lots 1-4, S/2 N/2, S/2                            639.36

Section    7        Lots 1-4, E/2, E/2 W/2                            650.24

Section    9        All                                               640.00

Section    15       All                                               640.00

Section    17       All                                               640.00

Section    21       W/2 SW/4 SE/4 NE/4, N/2 NE/4, SW/4                595.00
                    NE/4, N/2 SE/4 NE/4, NW/4, S/2
                    SE/4, NW/4 SE/4

Section    27       All                                               640.00

Section    29       All                                               640.00

Section    31       Lots 1-4, E/2 W/2, E/2                            640.56

Section    33       All                                               640.00

Section    35       All                                               640.00

                       Township 15 North, Range 10 West
                       --------------------------------

Section    1        All, except 31.07 acres in Baca                   608.93
                    Rail Spur

Section    3        All                                               641.00

Section    13       All                                               640.00

Section    23       All, except 29.81 ac. in Baca Rail                610.19
                    Spur

Section     25       All, except 25.79 ac. in Baca Rail                614.21
                     Spur

Section     31       All                                               663.60

Section     33       All                                               640.00

Section     35       All                                               640.00

                        Township 16 North, Range 10 West
                        --------------------------------

Section     5        All                                               639.76

Section     9        All                                               640.00

Section     15       All                                               640.00

Section     17       All                                               640.00

Section     21       All                                               640.00

Section     23       All                                               640.00

Section     25       All                                               640.00

Section     27       All                                               640.00

Section     29       All                                               640.00

Section     31       All                                               667.68

Section     33       All                                               640.00

Section     35       All                                               640.00

                        Township 17 North, Range 10 West
                        --------------------------------

Section     31       Lots 1-4, E/2 W/2, E/2                            640.32

                        Township 13 North, Range 11 West
                        --------------------------------

Section     3        Lots 3, 4, S/2 NW/4                               160.98

Section     5        All, except 24.71 ac. in Baca Rail                610.17
                     Spur

Section     7        All that portion lying North and                  495.00
                     East of the AT&SF Railway Co. R/W

Section     9        NE/4, N/2 NW/4, N/2 SE/4, SE/4 SE/4               360.00

Section     9        S/2 NW/4, SW/4, SW/4 SE/4                         280.00

Section     15       All                                               640.00

Section     17       All that portion lying North and                   96.71
                     East of the AT&SF Railway Co. R/W,
                     except 39.63 ac. in Baca Rail Spur

Section     17       Lots 5-8, SW/4 SE/4, SW/4                         275.53

Section     19       All                                               640.06

Section     21       All that part lying North and East                199.59
                     of the AT&SF Railway Co. R/W

Section     21       Lots 5-10, NW/4 SW/4                              155.74

Section     22       All                                               640.00

Section     23       All                                               640.00

Section     24       SE/4, W/2                                         480.00

Section     25       All                                               640.00

Section     26       All                                               640.00

Section     27       All that part lying North and East                549.31
                     of the AT&SF Railway Co. R/W

Section     29       All                                               640.00

Section     31       All                                               640.96

Section     33       All                                               640.00

Section     34       That portion of the E/2 lying South                23.70
                     and West of the AT&SF Railway Co.
                     R/W

Section     34       That portion of the E/2 lying North               283.09
                     and East of the AT&SF Railway Co.
                     R/W

Section     35       All                                               640.00

                        Township 15 North, Range 11 West
                        --------------------------------

Section     27       E/2 E/2                                           160.00

Section     35       NW/4 NW/4                                          40.00

                         Township 14 North, Range 13 West
                         --------------------------------

Section      31       All, except 200 ft. R/W of AT&SF                  619.15
                      Ry. Co.

Section      35       All that portion lying North and                  531.25
                      East of R/W of AT&SF Ry. Co.

                         Township 14 North, Range 14 West
                         --------------------------------

Section      7        Lots 3, 4, that portion of E/2 SW/4               139.78
                      lying South & West of AT&SF RR R/W

Section      21       All that portion lying North & East               114.06
                      of AT&SF RR R/W

Section      25       All that portion lying North & East               494.75
                      of AT&SF RR R/W

                         Township 17 North, Range 14 West
                         --------------------------------

Section      1        Lots 1-4                                            2.02

Section      31       Lots 1-4, S/2 S/2                                 321.60

Section      33       Lots 1-4, S/2 S/2                                 317.76

Section      35       Lots 1-4, S/2 S/2                                 318.20

                         Township 14 North, Range 15 West
                         --------------------------------

Section      1        Part Northeast of Northeast line of                96.34
                      AT&SF station grounds at S. Guam,
                      said line parallel to & 1320 ft.
                      northeasterly from centerline of
                      original AT&SF main track, except
                      portion conveyed by SFPR to AT&SF
                      8-29-17, recorded in Bk. 5, Pg.
                      152, and portion of SE SE
                      northeasterly of AT&SF R/W and
                      southeasterly of southeast end of
                      station grounds at S. Guam

                         Township 15 North, Range 15 West
                         --------------------------------

Section      25       All, except 26.55 ac. in R/W                      613.45

Section      27       All that portion lying North & East               515.85
                      of AT&SF RR R/W

Section      35       All that portion lying North & East               197.84
                      of AT&SF RR R/W

                         Township 17 North, Range 15 West
                         --------------------------------

Section      31       All                                               315.20

Section      33       All                                               317.98

Section      35       All                                               315.20

                         Township 15 North, Range 16 West
                         --------------------------------

Section      1        All                                               639.52

Section      3        All                                               641.90

Section      5        All                                               638.82

Section      7        All                                               616.18

Section      9        All                                               640.00

Section      11       All                                               640.00

Section      13       Lots 1-4                                          195.60

Section      15       Lots 1-4                                          185.28

Section      17       Lots 1-4                                          174.16

                         Township 16  North, Range 16 West
                         ---------------------------------

Section      1        All                                               595.20

Section      5        All                                               606.88

Section      11       All                                               640.00

Section      13       All                                               640.00

Section      15       All                                               640.00

Section      19       All                                               602.52

Section      21       All                                               640.00

Section      23       All                                               640.00

Section      25       All                                               640.00

Section      27       All                                               640.00

Section      29       All                                               640.00

Section      33       All                                               640.00

Section      35       All                                               640.00

                         Township 17 North, Range 16 West
                         --------------------------------

Section      31       Lots 1-4, S/2 S/2                                 305.28

Section      33       Lots 1-4, S/2 S/2                                 308.21

                         Township 14 North, Range 17 West
                         --------------------------------

Section      3        Lots 1-5, SW/4 NW/4, W/2 SW/4                     235.56

Section      5        Lots 1-4, S/2 N/2, E/2 SE/4, NW/4                 598.88
                      SE/4, N/2 SW/4 SE/4, W/2 SW/4, NE/4
                      SW/4, N/2 SE/4 SW/4

Section      7        All                                               638.12

Section      9        W/2, E/2 SE/4, SW/4 SE/4, N/2 NE/4                480.00
                      NE/4, E/2 NW/4 NE/4

Section      9        SW/4 NE/4, NW/4 SE/4                               80.00

Section      9        S/2 NE/4 NE/4                                      20.00

Section      9        NW/4 NW/4 NE/4                                     10.00

Section      9        SW/4 NW/4 NE/4                                     10.00

Section      15       Lots 1-4, W/2 W/2                                 236.88

Section      17       All                                               640.00

Section      19       All                                               640.88

Section      21       All                                               640.00

Section      27       Lots 1-4, W/2 W/2                                 239.82

Section      29       N/2, SW/4                                         480.00

Section      33       S/2                                               320.00

                         Township 15 North, Range 17 West
                         --------------------------------

Section      1        All                                               689.84

Section      3        All                                               640.42

Section      7        All                                               639.94

Section      9        NE/4, S/2                                         480.00

Section      13       Lots 1-4                                          164.48

Section      15       Lots 1-6, W/2 W/2, less 24.24 ac.                 300.37
                      in AT&SF RR R/W for East bound main
                      track

Section      19       Lots 1, 2, E/2, E/2 NW/4                          481.09

Section      21       E/2, W/2 NW/4, S/2 SW/4                           480.00

Section      27       W/2 SW/4                                           80.00

Section      29       All                                               640.00

Section      31       All                                               638.84

                         Township 16 North, Range 17 West
                         --------------------------------

Section      1        All                                               614.40

Section      3        All                                               622.04

Section      5        All                                               624.52

Section      7        All                                               632.52

Section      9        All                                               640.00

Section      11       All                                               640.00

Section      15       All                                               640.00

Section      17       All                                               640.00

Section      19       All                                               636.44

Section      21       All                                               640.00

Section      25       All                                               640.00

Section      27       All                                               640.00

Section      29       All                                               640.00

Section      31       All                                               637.44

Section      33       All                                               640.00

Section      35       All                                               640.00

                         Township 17 North, Range 17 West
                         --------------------------------

Section      31       Lots 1-4, S/2 S/2                                 297.38

Section      33       Lots 1-4, S/2 S/2                                 307.78

Section      35       Lots 1-4, S/2 S/2                                 306.02

                         Township 14 North, Range 18 West
                         --------------------------------

Section      5        All                                               639.48

                         Township 15 North, Range 18 West
                         --------------------------------

Section      1        All                                               638.56

Section      11       NE/4, E/2 NW/4                                    240.00

Section      23       All                                               640.00

Section      27       SE/4, NE/4 SW/4                                   200.00

Section      27       S/2 NE/4, NE/4 NE/4                               120.00

Section      27       SE/4 NW/4, S/2 NW/4 NE/4, NW/4 NW/4                70.00
                      NE/4

Section      27       S/2 NE/4 NW/4                                      20.00

Section      27       N/2 NE/4 NW/4                                      20.00

Section      31       NE/4 NE/4                                          40.00

Section      31       Lots 1-4, SE/4 NE/4, NE/4 NW/4,                   436.40
                      SE/4, SE/4 SW/4

Section      35       E/2, E/2 NW/4                                     400.00

                         Township 16 North, Range 18 West
                         --------------------------------

Section      1        All                                               622.84

Section      3        All                                               622.72

Section      5        All, except 10.30 acres                           614.26

Section      5        That portion lying within 40 ft. &                 10.30
                      on both sides of survey line of
                      Road 32, Section 2 as relocated for
                      construction and known as F.A.P.
                      #146-A

Section      7        All, except 10.00 ac. quitclaimed                 620.16
                      to County of McKinley by deed dated
                      6-19-25

Section      7        That portion lying within 40 ft. &                 10.00
                      on both sides of survey line of
                      Road 32, Section 2 as relocated for
                      construction and known as F.A.P.
                      #146

Section      9        All                                               640.00

Section      11       All                                               640.00

Section      13       All                                               640.00

Section      15       All                                               640.00

Section      17       All                                               640.00

Section      19       All                                               634.08

Section      21       N/2                                               320.00

Section      23       All                                               640.00

Section      25       All                                               640.00

                        Township 17 North, Range 18 West
                        --------------------------------

Section      31       Lots 1-4, S/2 S/2                                 290.40

Section      33       Lots 1-4, SW/4 SE/4, S/2 SW/4                     255.58

Section      33       N/2 SE/4 SE/4, SE/4 SE/4 SE/4                      30.00

Section      35       Lots 1-4, S/2 S/2                                 298.78

                        Township 15 North, Range 19 West
                        --------------------------------

Section      7        Lots 3, 4, E/2 SW/4                               156.27

Section      17       NE/4, E/2 NW/4, S/2                               560.00

Section      19       All                                               633.40

Section      21       NW/4, SE/4, SW/4 NE/4, W/2 SE/4                   389.00
                      NE/4, W/2 E/2 SE/4 NE/4, except 1
                      ac. in W/2 E/2 SE/4 NE/4

Section      21       1 ac. tract in W/2 E/2 SE/4 NE/4                    1.00

Section      29       All, except AT&SF RR R/W and                      512.25
                      station grounds

Section      31       SE/4, NW/4, except AT&SF RR R/W                   288.91

Section      33       All                                               640.00

Section      35       N/2, SW,/4                                        480.00

                        Township 16 North, Range 19 West
                        --------------------------------

Section      1        All                                               630.12

Section      3        All                                               636.30

Section      5        All                                               637.60

Section      7        All                                               629.24

Section      9        All                                               640.00

Section      11       All                                               640.00

Section      13       All                                               640.00

Section      15       All                                               640.00

Section      17       All                                               640.00

Section      19       All                                               630.48

Section      23       All                                               640.00

Section      25       All                                               640.00

Section      31       All                                               629.80

                        Township 17 North, Range 19 West
                        --------------------------------

Section      31       Lots 1-4, S/2 S/2                                 288.60

Section      33       Lots 1-4, S/2   S/2                               290.40

Section      35       Lots 1-4, S/2   S/2                               295.58

                               Township 16 North, Range 20 West
                               --------------------------------

Section      1        All                                               638.12

Section      13       All                                               640.00

Section      17       SW/4                                              160.00

Section      19       All                                               640.92

Section      21       W/2 W/2                                           160.00

Section      25       All                                               640.00

Section      27       S/2 SW/4, NW/4 SW/4, S/2 SE/4,                    240.00
                      NE/4 SE/4

Section      29       All                                               640.00

Section      31       All                                               638.00

Section      33       All                                               640.00

Section      35       All                                               640.00

                        Township 16 North, Range 21 West
                        --------------------------------

Section      1        W/2                                               322.00

Section      3        All                                               123.86

Section      11       N/2, N/2 SW/4, SW/4 SW/4                          440.00

Section      15       Lots 1-4                                          128.06

Section      23       All                                               640.00

Section      25       All                                               640.00

Section      27       Lots 1-4                                          128.80

Section      35       All                                               640.00
                                                                    ----------

                             County Total                           105,447.60
                                                                    ==========

                                    EXHIBIT B



                  TO LICENSE TO EXPLORE AND OPTION TO PURCHASE
                                CATEGORY 2 LANDS
                               (Revised 03/13/97)

COMPANY:  GOLD
STATE:    NM
COUNTY:   CIBOLA

MERIDIAN:      NMPM                                                 ACRES
                                                                    -----
                             Township 11 North, Range 7 West
                             -------------------------------

Section      31          Lots 1-4, E/2 NW/4, E/2 SW/4, NE/4,        634.52
                         SE/4

                             Township 11 North, Range 8 West
                             -------------------------------

Section      25          All                                        640.00

                                          County Total            1,274.52
                                                                  --------

                                    EXHIBIT B


                  TO LICENSE TO EXPLORE AND OPTION TO PURCHASE
                                CATEGORY 2 LANDS
                               (Revised 03/13/97)

                               Township 13 North, Range 8 West
                               -------------------------------

Section        25          Lots 5, 6, 8, 9, 10, E/2 NE/4           234.52

                           **Royalty Interest Only**

                                   EXHIBIT B


                  TO LICENSE TO EXPLORE AND OPTION TO PURCHASE
                                CATEGORY 2 LANDS
                               (Revised 3/13/97)

COMPANY: GOLD
STATE:   NM
COUNTY:  SANDOVAL

MERIDIAN:     NMPM                                                 ACRES
                                                                   -----
                          Township 12 North, Range 1 East
                          -------------------------------

Section        5        Lots 7, 8 SE/4, S/2 NW/4, Lot 6             451.11
                        NE/4, Lot 3 NW/4, Lot 5 NE/4, Lot 4
                        NW/4, SW/4

Section        6        All                                         614.74

Section        7        All                                         615.68

Section        8        Lots 1-4, NW/4, W/2 SW/4                    354.06

Section        17       Lots 1-4                                    171.63

Section        18       All                                         614.56

Section        19       All                                         611.44

Section        20       Lots 1-4                                    178.14

Section        29       Lots 1-4, W/2 SW/4, SE/4 SW/4               253.05

Section        30       All                                         613.28

Section        31       All                                         616.80

                          Township 13 North, Range 1 East
                          -------------------------------

Section        4        All                                         647.16

Section        5        All                                         650.80

Section        6        All                                         615.05

Section        7        All                                         599.88

Section        8        All                                         640.00

Section        9        All                                         640.00

Section        17       All                                         640.00

Section        18          All                                      600.68

Section        19          All                                      602.52

Section        20          All                                      640.00

Section        21          All                                      640.00

Section        28          All                                      640.00

Section        29          All                                      640.00

Section        30          All                                      606.27

Section        31          All, except North 300 ft. of             555.09

                           Section

Section        33          All                                      534.92

                             Township 14 North, Range 1 East
                             -------------------------------

Section        5           Lots 1-4, S/2 N/2, SE/4, NE/4 SW/4       531.88

Section         5          NW/4 SW/4, S/2 SW/4                      120.00

                             Township 12 North, Range 1 West
                             -------------------------------

Section        1           Lots 1-4,, S/2 N/2, S/2                  641.98

Section        3           Lots 1-4, S/2 N/2, S/2                   647.18

Section        4           Lots 1-8                                 343.57

Section        9           Lots 1-8                                 341.56

Section        10          NE/4, NE/4 SE/4, W/2 SE/4, W/2           600.00

Section        11          All                                      640.00

Section        12          All                                      640.00

Section        13          All                                      640.00

Section        14          NE/4, S/2                                480.00

Section        15          All                                      640.00

Section        21          Lots 1-8                                 341.64

Section        22          All                                      640.00

Section        23          All                                       640.00

Section        24          All                                       640.00

Section        25          All                                       640.00

Section        26          All                                       640.00

Section        27          E/2, E/2 SW/4                             400.00

Section        27          NW/4, W/2 SW/4                            240.00

Section        28          Lots 1-8                                  345.84

Section        33          Lots 1-8                                  344.52

Section        34          All                                       640.00

Section        35          W/2                                       320.00

Section        35          E/2                                       320.00

                             Township 13 North, Range 1 West
                             -------------------------------

Section        12          All                                       640.00

Section        14          All                                       640.00

Section        22          N/2                                       320.00

Section        22          E/2 SE/4, N/2 SW/4                        160.00

Section        24          All                                       640.00

Section        26          N/2, W/2 SE/4, SW/4                       560.00

Section        28          Lots 1-4, E/2                             338.88

Section        34          All, except North 300 ft. of              603.64
                           Section                                   ------

                                 County Total                     31,307.55
                                                                  ---------

                                   EXHIBIT B

                  TO LICENSE TO EXPLORE AND OPTION TO PURCHASE
                                CATEGORY 2 LANDS
                               (Revised 3/13/97)

 COMPANY:      GOLD
   STATE:      NM
  COUNTY:      BERNALILLO

MERIDIAN:      NMPM                                                 ACRES
                                                                    -----
                             Township 11 North, Range 1 East
                             -------------------------------

Section        5           Lots 3-7, SW/4 NW/4, NW/4 SW/4           257.09

Section        7           All                                      623.58

Section        19          All                                      622.72

                             Township 11 North, Range 1 West
                             -------------------------------

Section        1           Lots 1-4, S/2 NE/4, S/2 NW/4, SE/4,      634.78
                           SW/4

Section        3           Lots 1-4, S/2 NE/4, S/2 NW/4, SE/4,      626.78
                           SW/4

Section        9           Lots 1-4, E/2 NE/4, E/2 SE/4             332.78

Section        11          All                                      640.00

Section        13          All                                      640.00

Section        15          All                                      640.00

Section        21          Lots 1-4, E/2 NE/4, E/2 SE/4             319.66

Section        23          All                                      640.00

Section        25          Lots 1-4, N/2 NE/4, N/2 NW/4             181.60

Section        27          Lots 1-4, N/2 NE/4, N/2 NW/4             180.40
                                                                  --------

                           County Total                           6,339.39
                                                                  --------

                                                     McKinley County, New Mexico



                                 EXHIBIT C

                   LICENSE TO EXPLORE AND OPTION TO PURCHASE


Lease Option Agreement dated October 8, 1987, between Cerrillos Land Company and Santa Fe Energy Company, as amended on July 1, 1988, and as amended on December 1, 1989, a memorandum of which is recorded in Book 2, Page 1630, in the official records of McKinley County, New Mexico.

Special Warranty Deed dated June 25, 1993, from Hospah Coal Company, Santa Fe Pacific Minerals Corporation, Santa Fe Pacific Mining, Inc., The Atchison, Topeka and Santa Fe Railway Company, and the Star Lake Railroad Company to San Juan Basin Coal Holding Company, recorded in Book 6 Comp., Page 8560, of the official records of McKinley County, New Mexico, covering coal and coal development rights or mining rights.

Special Warranty Deed dated June 24, 1993, from Santa Fe Pacific Minerals Corporation to Hanson Natural Resources Company covering coal and related mining rights in Section 18, T.17N., R.10W., Section 31, T.18N., R.10W., Sections 19, 20, 21, 26, 27, 28, 29, 30, 31, 33, 34 and 35, T.18N., R.11 W.,
McKinley County, New Mexico.

Special Warranty Deed dated June 24, 1993, from Santa Fe Pacific Minerals Corporation to Hanson Natural Resources Company covering coal and related mining rights in Sections 18 and 20, T.16N., R.9W., Section 13, T.16N., R.10W., Sections 6, 7, 8, 15 and 17, T.17N., R.10W., Sections 13 and 14, T.19N., R.6W.,
Section 31, T.15N., R.6W., recorded in Book 6 Comp., Page 8480, in the official records of McKinley County, New Mexico.

Amended and Restated San Juan Basin Agreement dated June 25, 1993, by and between Hospah Coal Company and Chaco Energy Company.

Grazing Lease dated October 1, 1973, from Santa Fe Pacific Railroad Company to Tesoro Petroleum, covering Section 1, T.17N., R.9W., McKinley County, New Mexico.

Surface Lease dated April 23, 1992, from Cerrillos Land Company to Giant Industries covering 2.96 acres in Section 1, T.17N., R.9W., McKinley County, New Mexico.

Easement dated May 1, 1974, from Santa Fe Pacific Railroad Company to Tenneco Oil Company, covering 2.17 acres in NE/4 of Section 1, T.17N., R.9W., McKinley County, New Mexico.

Right of Way Agreement dated March 4, 1957, from Santa Fe Pacific Railroad Company to El Paso Natural Gas Products Company, covering a portion of Section 1, T.17N., R.9W.,

McKinley County, New Mexico.

Oil and Gas Lease dated July 19, 1979, from Santa Fe Pacific Railroad Company to Rio Colorado Oil and Gas Company, covering Sections 19, 20, 21, 28 and 29, T17N, R9W, McKinley County, New Mexico.

Oil and Gas Lease dated September 16, 1953, from Santa Fe Pacific Railroad Company to N.T. Grier and Marjorie M. Grier (Brana Corp.), covering the S/2 of
Section 20, and the N/2 of Section 29, T20N, R9W, McKinley County, New Mexico.

Oil and Gas Lease dated May 26, 1967, from Santa Fe Pacific Railroad Company to Henry S. Birdseye (Brana Corp.), covering the SE/4 of Section 21, SW/4 of
Section 22, and the NW/4 of Section 27, from the surface to 600 feet, McKinley County, New Mexico.

Oil and Gas Lease dated January 1, 1966, from Santa Fe Pacific Railroad Company to Tenneco Oil Company, covering the W2, SW/4 of Section 11, Sections 13 and 24, T17N, R9W, and Section 7, T17N, R8W, McKinley County, New Mexico.

Oil and Gas Lease dated June 1, 1972, from Santa Fe Pacific Railroad Company to Tenneco Oil Company covering the S/2 of Section 29, the N/2 NE/4 of Section 31, and the NW/4 NW/4 of Section 33, T20N, R9W, McKinley County, New Mexico.

Oil and Gas Lease dated October 10, 1973, from Santa Fe Pacific Railroad Company to Tenneco Oil Company, covering Sections 17, 18, 19, 20, the N12, SW/4 of Section 21, Section 27, the N/2, N/2 SE/4 of Section 28, Sections 29 and 30, T16N, R6W, McKinley County, New Mexico.

Oil and Gas Lease dated May 1, 1975, from Santa Fe Pacific Railroad Company to Tenneco Oil Company, covering Sections 18 and 20, T16N, R9W, and Section 13, T16N, R10W, McKinley County, New Mexico.

Oil and Gas Lease dated November 23, 1923 from Santa Fe Pacific Railroad Company to Paul C. Hancock, covering Section 1, T17N, R9W, McKinley County, New Mexico.

Oil and Gas Lease dated February 1, 1938, from Santa Fe Pacific Railroad Company to Clarence B. Osborne, et al, covering Lots 2, 3 and 4, the E/2 SW/4 of Section 31, T18N, R8W, McKinley County, New Mexico.

Oil and Gas Lease dated March 3, 1965, from Santa Fe Pacific Railroad Company to Tesoro Petroleum Corporation, covering the N/2 and SW/4 of Section 5, the N/2 and SW/4 of Section 7, and the N/2 and SW/4 of Section 9, T17N, R8W, McKinley County, New Mexico.

Surface Owners Agreement by and between Santa Fe Pacific Railroad Company and Fernandez Company, Ltd., dated July 31, 1979, a memorandum of which was recorded at Book 76, Page 938 of the official records of Mckinley County, New Mexico, which agreement was partially released on April 2, 1982, which release is recorded at Book 52, Pages 961-962 of the official records of Mckinley County New Mexico, and which Agreement was amended on March 2, 1987, a memorandum of which was recorded in Book 90 Misc., Pages 639-642 of the official records of McKinley County, New Mexico.

Surface Use Agreement by and between Santa Fe Pacific Railroad Company and R.M. Albers, et al., dated June 3, 1980, a memorandum of which was recorded at Book 78, Page 252-253 of the official records of McKinley County, New Mexico.

                                 EXHIBIT D

                  TO LICENSE TO EXPLORE AND OPTION TO PURCHASE


                                    DEED                            Category III


STATE OF NEW MEXICO               )
COUNTY OF McKINLEY                )

         SANTA FE PACIFIC GOLD CORPORATION, successor in interest by name change to Santa Fe Pacific Minerals corporation, which is successor by merger to Cerrillos Land Company ("Grantor") whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, for consideration paid, GRANTS to URANCO, INC. ("Grantee"), whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, all of the interest reserved by Santa Fe Pacific Railroad Company in the instruments described in Exhibit A hereto but only so far as such reservations and exceptions pertain to and cover the real estate in McKinley County, New Mexico more particularly described in Exhibit B hereto, less and except the interests described in Exhibit C hereto and subject to the grants and interests set forth in the instruments set forth in Exhibit D hereto, all of which exhibits are incorporated herein by reference.

         LIMITATION OF REMEDY. Any warranty of title by the Grantor and any remedies of the Grantee or its successors and assigns related to the property covered by this Deed shall be limited to the remedies set forth in that certain AGREEMENT OF SANTA FE PACIFIC GOLD CORPORATION, AS URANCO, INC. SHAREHOLDER, AND URANIUM RESOURCES, INC., dated effective as of March 25, 1997 and that certain LICENSE TO EXPLORE AND OPTION TO PURCHASE by and between Grantor and Grantee, dated effective as of March 21, 1997 (copies of which are maintained in the offices of Grantor and Grantee and attorneys for Grantor, Modrall, Sperling, Roehl, Harris & Sisk, P.A., 500 Fourth St. N.W., Albuquerque, New Mexico 87102) and shall not include any other rights, damages or claims than those specifically set forth therein. Any rights asserted under the terms of such agreements must be brought within the time period set forth in those agreements.

         CONVEYANCE DOES NOT INCLUDE COAL IN PLACE, INCLUDING DEVELOPMENT OR MINING RIGHTS. This conveyance does not and is not intended to affect or purport to affect, in any way, coal in place, including development or mining rights related to coal, in any of the property of Grantor or any of its subsidiaries or affiliates including, but not limited to, the San Juan Basin Coal Holding Company, and coal in place and all such rights are EXCEPTED herefrom and RESERVED to Grantor.

         WITNESS its hand and seal this ________ day of March, 1997.



                                        SANTA FE PACIFIC GOLD CORPORATION



                                        By:
                                            -----------------------------------
(Seal)                                      Bruce D. Hansen
                                            Senior Vice President-Corporate
                                            Development



STATE OF NEW MEXICO
COUNTY OF BERNALILLO

         This instrument was acknowledged before me on March ________, 1997, by Bruce D. Hansen as Senior Vice President-Corporate Development of Santa Fe Pacific Gold Corporation.






                                        ---------------------------------------
(Seal)                                  Notary Public

                                        My commission expires:
                                                               ----------------

                                                     McKinley County, New Mexico

                                   EXHIBIT E

                   LICENSE TO EXPLORE AND OPTION TO PURCHASE


Warranty Deed dated April 11, 1922, from Santa Fe Pacific Railroad Company to Ruby Oil Company, recorded in Book 6 of Deeds, Page 240, in the official records of McKinley County, New Mexico.

Warranty Deed dated May 4, 1927, from Santa Fe Pacific Railroad Company to Frances E. Nixon, recorded in Book 7 of Deeds, Page 70, in the official records of McKinley County, New Mexico.

Warranty Deed dated December 12, 1928, from Santa Fe Pacific Railroad Company to Geo. E. Bruce and H.F. Prewitt.

Warranty Deed dated March 15, 1938, from Santa Fe Pacific Railroad Company to Mike Michael.

Warranty Deed dated February 27, 1941, from Santa Fe Pacific Railroad Company to Mike Michael and Azize Michael, recorded in Book 12 of Deeds, Page 37, in the official records of McKinley County, New Mexico.

Warranty deed dated January 7, 1942, from Santa Fe Pacific Railroad Company to
R. G. Smith, Jr., recorded in Book 12 of Deeds, Page 456, in the official records of McKinley County, New Mexico.

Warranty Deed dated October 1, 1942, from Santa Fe Pacific Railroad Company to I.K. Westbrook, recorded in Book 12 of Deeds, Page 208, in the official records of McKinley County, New Mexico.

Warranty Deed dated May 1, 1944, from Santa Fe Pacific Railroad Company to Edward Sargent, recorded in Book 12 of Deeds, Page 365, in the official records of McKinley County, New Mexico.

Warranty Deed dated April 10, 1945, from Santa Fe Pacific Railroad Company to Harold F. Prewitt and Hazel W. Prewitt, recorded in Book 12 of Deeds, Page 476, in the official records of McKinley County, New Mexico.

Warranty Deed dated July 7, 1945, from Santa Fe Pacific Railroad Company to Muriel E. Buck, recorded in Book 12 of Deeds, Page 499, in the official records of McKinley County, New Mexico.

Warranty Deed dated June 1, 1946, from Santa Fe Pacific Railroad Company to Emery Floyd Burnham, recorded in Book 10 of Warranty Deeds, Page 368, in the official records of McKinley County, New Mexico.

Warranty Deed dated January 15, 1947, from Santa Fe Pacific Railroad Company to John Snyder and George E. Wood, recorded in Book 13 of Deeds, Page 172, in the official records of McKinley County, New Mexico.

Warranty Deed dated January 15, 1947, from Santa Fe Pacific Railroad Company to Tom Snyder, recorded in Book 13 of Deeds, Page 173, in the official records of McKinley County, New Mexico.

Warranty Deed dated March 15, 1947, from Santa Fe Pacific Railroad Company to
R. E. Albers and W. M. B. Albers, recorded in Book 13 of Deeds, Page 235, in the official records of McKinley County, New Mexico.

Warranty Deed dated June 1, 1948, from Santa Fe Pacific Railroad Company to Tom Morris, recorded in Book 9 of Warranty Deeds, Page 23, in the official records of McKinley County, New Mexico.

Warranty Deed dated December 28, 1948, from Santa Fe Pacific Railroad Company to Jean Carrica and Company, recorded in Book 13 of Deeds, Page 339, in the official records of McKinley County, New Mexico.

Warranty Deed dated January 4, 1949, from Santa Fe Pacific Railroad Company to I.K. Westbrook, recorded in Book 13 of Deeds, Page 341, in the official records of McKinley County, New Mexico.

Warranty Deed dated April 22, 1949, from Santa Fe Pacific Railroad Company to Gates A. Davis, recorded in Book 9 of Warranty Deeds, Page 87, in the official records of McKinley County, New Mexico.

Warranty Deed dated May 13, 1949, from Santa Fe Pacific Railroad Company to Chaco Land and Cattle Company, recorded in Book 9 of Warranty Deeds, Page 90, in the official records of McKinley County, New Mexico.

Warranty Deed dated August 1, 1949, from Santa Fe Pacific Railroad Company to Chaco Land and Cattle Company, recorded in Book 10 of Warranty Deeds, Page 325, in the official records of McKinley County, New Mexico.

Warranty Deed dated August 1, 1949, from Santa Fe Pacific Railroad Company to Star Lake Land and Livestock Company, recorded in Book 10 of Warranty Deeds, Page 327, in the official records of McKinley County, New Mexico.





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
Warranty Deed dated January 2, 1950, from Santa Fe Pacific Railroad Company to Charlie Arviso, recorded in Book 10 of Warranty Deeds, Page 354, in the official records of McKinley County, New Mexico.

Warranty Deed dated January 1, 1950, from Santa Fe Pacific Railroad Company to Emery Floyd Burnham, recorded in Book 11 of Misc., page 195, in the official records of McKinley County, New Mexico.

Warranty Deed dated August 10, 1988, from Santa Fe Pacific Railroad Company to State Highway Department of New Mexico.

Warranty Deed dated October 15, 1945, from Santa Fe Pacific Railroad Company to Fernandez Company, recorded in Book 12 DR, Page 536, in the official records of McKinley County, New Mexico.

Warranty Deed dated March 4, 1952, from Santa Fe Pacific Railroad Company to Hazel W. Prewitt, recorded in Book 11 Misc., Page 370, in the official records of McKinley County, New Mexico.

Warranty Deed dated March 15, 1947, from Santa Fe Pacific Railroad Company to Hazel W. Prewitt, an individual, and Hazel W. Prewitt, Guardian Estate of Joan
M. Prewitt, a minor, recorded in Book 13 of Deeds, Page 240, in the official records of McKinley County, New Mexico.

Warranty Deed dated November 1, 1948, from Santa Fe Pacific Railroad Company to
W. F. Pitt and Susie Bell Pitt, husband and wife, recorded in book 9 of W. D., Page 53, in the official records of McKinley County, New Mexico.

Warranty Deed dated January 20, 1947, from Santa Fe Pacific Railroad Company to Frank Bond & Son, Inc., recorded in book 13 of Deeds, Page 219, in the official records of McKinley County, New Mexico.





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